UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04215

Dreyfus Premier GNMA Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	12/31/16

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus GNMA Fund

SEMIANNUAL REPORT October 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus GNMA Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus GNMA Fund, covering the six-month period from May 1, 2016 through October 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds generally advanced over the reporting period despite concerns about global economic conditions. In the wake of earlier market declines, investor sentiment improved dramatically over the spring of 2016 when U.S. monetary policymakers held short-term interest rates steady, other central banks eased their monetary policies further, and commodity prices rebounded from depressed levels. A referendum in the United Kingdom to leave the European Union triggered brief bouts of market turbulence in June, but the market rally resumed and several broad measures of stock market performance set record highs in July and August. Equities later gave back some of their gains amid uncertainty regarding U.S. elections and potential interest rate hikes. In the bond market, robust investor demand for competitive levels of current income generally continued to send yields of high-quality sovereign bonds lower and their prices higher.

The outcome of the U.S. presidential election and ongoing global economic headwinds suggest that uncertainty will persist in the financial markets over the foreseeable future. Some asset classes and industry groups may benefit from a changing economic and political landscape, while others probably will face challenges. Consequently, selectivity could become a more important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of May 1, 2016 through October 31, 2016, as provided by Robert Bayston, CFA, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended October 31, 2016, Dreyfus GNMA Fund’s Class A shares produced a total return of 1.01%, Class C shares returned 0.65%, Class Y shares returned 1.26%, and Class Z shares returned 1.12%. Between its inception on August 31, 2016 and October 31, 2016, the fund’s Class I share produced a total return of 0.07%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays GNMA Index (the “Index”), achieved a total return of 1.29% for the six-month period.2

GNMA securities gained a modest amount of value over the reporting period amid relatively steady interest rates and favorable supply-and-demand dynamics. The fund’s Class Y shares produced returns that were roughly in line with its benchmark, mainly due to an emphasis on GNMA and agency mortgage pools with relatively little sensitivity to elevated prepayment activity in the low-interest-rate rate environment.

As of August 31, 2016, Class I was added as a share class of the fund.

As of August 24, 2016, the fund’s benchmark, the Barclays GNMA Index, was renamed Bloomberg Barclays GNMA Index.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Government National Mortgage Association (“GNMA” or “Ginnie Mae”) securities. The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as asset-backed securities, U.S. Treasuries, and repurchase agreements.

Robust Investor Demand Supported GNMA Prices

The reporting period began in the midst of improving investor sentiment as U.S. and global financial markets rebounded from previous weakness. Investors’ risk appetites expanded during the spring when U.S. monetary policymakers refrained from additional rate hikes, other major central banks adopted more accommodative monetary policies, commodity prices rebounded, and foreign currencies strengthened against the U.S. dollar. A referendum in the United Kingdom to leave the European Union triggered a flight to quality in late June, sending yields of long-term U.S. Treasury securities to historical lows. However, investor sentiment bounced back quickly, and yields of 10-year U.S. Treasury securities ended the reporting period roughly unchanged from where they began.

In this environment, GNMA securities and other mortgage-backed securities generally benefited from positive supply-and-demand dynamics. While U.S. government agencies issued an ample supply of new mortgage-backed securities, new issuance was readily absorbed by robust investor demand. The Federal Reserve Board (the “Fed”) maintained its policy of reinvesting the income from its bond portfolio in mortgage-backed securities from U.S. government agencies, and global investors favored high-quality U.S. government securities at a time when they provided more competitive yields than were available from sovereign bonds in overseas markets. Consequently, GNMA securities generally produced higher returns over the reporting period than nominal U.S. Treasury securities with comparable maturities.

DISCUSSION OF FUND PERFORMANCE (continued)

Higher-Yielding Bonds Bolstered Fund Results

In this generally constructive environment, the fund participated nearly fully in the returns produced by the Index. We maintained generally underweighted exposure to residential mortgage-backed securities, enabling the fund to add value in other areas of the mortgage market. Most notably, agency-backed commercial mortgage-backed securities and asset-backed securities backed by single-family rental properties offered more attractive coupon rates than their conventional counterparts. Among the fund’s core holdings of GNMA securities, we emphasized bonds with protection from early redemption in order to shelter the fund from the effects of accelerating prepayments in the low-interest-rate environment.

We maintained the fund’s interest-rate strategies in a roughly market-neutral position. The fund’s average duration roughly matched that of the Index, and we maintained diversified exposure along the market’s maturity spectrum. At times during the reporting period, we employed swap options to manage the duration impact of some of the fund’s positions.

A More Cautious Investment Posture

We currently expect the choppy economic recovery to continue, but the U.S. elections have added a degree of uncertainty to the outlook for the government’s mortgage policies. While we expect the Fed to continue to support the market with asset purchases, it remains to be seen whether the new government will change the current conservatorship status of mortgage agencies Fannie Mae and Freddie Mac. As a result, agency-backed mortgage-backed securities, including GNMAs, could experience higher levels of volatility in the months ahead.

Therefore, we have maintained a generally cautious investment posture, including underweighted exposure to agency-backed mortgage-backed securities. We also are prepared to shift the fund’s duration posture to a more defensive position if interest rates begin to rise in anticipation of accelerating inflation stemming from changing fiscal and monetary policies. In our judgment, these are prudent strategies during a time of transition and uncertainty.

November 15, 2016

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y and Class Z are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Bloomberg Barclays GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund from May 1, 2016 to October 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2016†
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000††	$5.27	$9.46	$1.19	$3.60	$4.92
Ending value (after expenses)	$1,010.10	$1,006.50	$1,000.70	$1,012.60	$1,011.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2016†††

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000††††	$5.30	$9.50	$3.62	$3.62	$4.94
Ending value (after expenses)	$1,019.96	$1,015.78	$1,021.63	$1,021.63	$1,020.32

† From August 31, 2016 (commencement of initial offering) to October 31, 2016 for Class I shares.
†† Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.87% for Class C, .71% for Class Y and .97% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the actual days in the period). Expenses are equal to the fund’s annualized expense ratio of .71% for Class I shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the actual days in the period).
††† Please note that while Class I shares commenced offerings on August 31, 2016, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes expense ratios were in effect during the period May 1, 2016 to October 31, 2016.
†††† Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.87% for Class C, .71% for Class I, .71% for Class Y and .97% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
October 31, 2016 (Unaudited)

Bonds and Notes - 104.3%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Asset-Backed Ctfs./Home Equity Loans - 4.0%
GE Capital Mortgage Services Trust, Ser . 1999-HE1, Cl. A7	6.27	4/25/29	13,598		13,654
Invitation Homes Trust, Ser. 2013-SFR1, Cl. A	1.68	12/17/30	4,508,005	[a,b]	4,510,397
Invitation Homes Trust, Ser. 2014-SFR3, Cl. A	1.73	12/17/31	4,987,331	[a,b]	4,992,815
Invitation Homes Trust, Ser. 2015-SFR1, Cl. A	1.99	3/17/32	3,908,362	[a,b]	3,935,013
Progress Residential Trust, Ser. 2016-SFR1, Cl. A	2.03	9/17/33	4,000,000	[a,b]	4,052,418
				17,504,297
Asset-Backed Ctfs./Manufactured Housing - .7%
Colony Starwood Homes, Ser. 2016-1A, Cl. A	2.03	7/17/33	998,263	[a,b]	1,011,894
Colony Starwood Homes, Ser. 2016-2A, Cl. A	1.79	12/17/23	2,000,000	[a,b]	2,003,201
				3,015,095
U.S. Government Agencies/Mortgage-Backed - 94.8%
Federal Home Loan Mortgage Corporation:
Multifamily Structured Pass Through Certificates, Ser. KS06, Cl. A2, 2.72%, 7/25/26			3,500,000	c	3,586,002
Multifamily Structured Pass Through Certificates, Ser. K152, Cl. A1, 2.83%, 5/25/30			3,730,037	c	3,855,038
Multifamily Structured Pass Through Certificates, Ser. K049, Cl. A2 , 3.01%, 7/25/25			1,400,000	c	1,485,835
Multifamily Structured Pass Through Certificates, Ser. KS03, Cl. A4, 3.16%, 5/25/25			800,000	a,c	849,593
Multifamily Structured Pass Through Certificates, Ser. K051, Cl. A2 , 3.31%, 9/25/25			8,000,000	c	8,675,344
5.00%, 3/1/20			15,361	c	15,793
Federal National Mortgage Association:
2.14%, 5/25/26			7,403,813	c	7,438,293
Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			83,764	c	85,256
4.00%, 11/1/42-1/1/46			21,966,752	c	24,095,406
4.50%, 1/1/42-4/1/44			5,837,455	c	6,399,307
6.00%, 4/1/35			361,360	c	416,456
Government National Mortgage Association I:
3.00%, 4/15/46-5/15/46			13,503,298		14,099,784
3.50%, 9/15/41-7/15/45			35,664,608		38,032,373
4.00%, 9/15/24-6/15/46			18,347,723		19,779,360

Bonds and Notes - 104.3% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed - 94.8% (continued)
4.50%, 10/15/24-10/15/41			28,093,004		31,153,564
5.00%, 12/15/24-1/15/40			11,294,340		12,685,643
5.50%, 6/15/20-6/15/35			9,291,281		10,652,037
6.00%, 10/15/19-9/15/38			4,165,679		4,794,828
6.50%, 5/15/28-6/15/32			147,530		169,889
7.00%, 11/15/22-12/15/22			2,812		3,014
7.50%, 2/15/17-5/15/26			1,119,926		1,163,546
8.00%, 9/15/21-12/15/22			493,057		552,507
8.50%, 12/15/16-12/15/22			248,478		251,931
9.00%, 9/15/19-12/15/22			295,872		304,493
9.50%, 3/15/18-1/15/25			100,079		101,743
Government National Mortgage Association II:
3.00%			46,995,000	d	48,951,900
1.50%, 9/20/46-10/20/46			12,715,774	a	12,743,339
3.00%, 3/20/43-8/20/46			27,862,060		29,067,555
3.50%, 6/20/38-8/20/46			107,795,682		115,344,829
4.00%, 12/20/24			1,260,080		1,333,538
4.50%, 12/20/39-3/20/41			3,070,507		3,378,358
5.00%, 11/20/24-4/20/35			2,420,877		2,700,815
5.50%, 1/20/34-9/20/35			4,181,077		4,736,754
6.00%, 12/20/28-2/20/36			3,205,018		3,737,267
6.50%, 5/20/31-7/20/31			439,852		524,852
7.00%, 4/20/24-4/20/32			2,491,824		3,001,689
7.50%, 9/20/30			34,682		42,740
9.00%, 7/20/25			33,589		38,239
9.50%, 9/20/17-2/20/25			19,758		20,212
				416,269,122
U.S. Government Securities - 4.8%
U.S. Treasury Floating Rate Notes	0.61	1/31/18	21,000,000	[a]	21,052,542
Total Bonds and Notes (cost $448,048,167)			457,841,056
Other Investment - 7.1%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $31,184,966)			31,184,966	[e]	31,184,966
Total Investments (cost $479,233,133)			111.4%	489,026,022
Liabilities, Less Cash and Receivables			(11.4%)	(50,118,512)
Net Assets			100.0%	438,907,510

STATEMENT OF INVESTMENTS (Unaudited) (continued)

a Variable rate security—rate shown is the interest rate in effect at period end.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities were valued at $20,505,738 or 4.67% of net assets.\
c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
d Purchased on a forward commitment basis.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Agencies/Mortgage-Backed	94.8
Money Market Investment	7.1
U.S. Treasury Notes	4.8
Asset-Backed	4.7
111.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	448,048,167	457,841,056
Affiliated issuers	31,184,966	31,184,966
Cash		71,566
Dividends and interest receivable		1,164,660
Cash collateral held by broker—Note 4		338,768
Prepaid expenses		51,971
		490,652,987
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		397,704
Payable for open mortgage dollar roll transactions—Note 4		49,067,369
Payable for investment securities purchased		2,000,000
Payable for shares of Common Stock redeemed		135,182
Payable for swap variation margin—Note 4		35,173
Accrued expenses		110,049
		51,745,477
Net Assets ($)		438,907,510
Composition of Net Assets ($):
Paid-in capital		432,572,516
Accumulated distributions in excess of investment income—net		(194,813)
Accumulated net realized gain (loss) on investments		(2,628,457)
Accumulated net unrealized appreciation (depreciation) on investments [including and ($634,625) net unrealized (depreciation) on centrally cleared swap transactions]		9,158,264
Net Assets ($)		438,907,510

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	44,777,357	4,228,774	2,729,846	1,009	387,170,524
Shares Outstanding	2,918,604	275,652	177,819	66	25,227,769
Net Asset Value Per Share ($)	15.34	15.34	15.35	15.29	15.35

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2016 (Unaudited)

Investment Income ($):
Income:
Interest	5,649,551
Dividends from affiliated issuers	43,778
Income from securities lending—Note 1(b)	522
Total Income	5,693,851
Expenses:
Management fee—Note 3(a)	1,346,409
Service plan and prospectus fees—Note 3(b)	401,151
Shareholder servicing costs—Note 3(c)	226,450
Professional fees	57,144
Custodian fees—Note 3(c)	44,446
Registration fees	32,042
Shareholders’ reports	18,137
Directors’ fees and expenses—Note 3(d)	17,176
Distribution fees—Note 3(b)	16,968
Loan commitment fees—Note 2	4,064
Miscellaneous	51,776
Total Expenses	2,215,763
Less—reduction in fees due to earnings credits—Note 3(c)	(3,743)
Net Expenses	2,212,020
Investment Income—Net	3,481,831
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,742,226
Net realized gain (loss) on financial futures	69,130
Net realized gain (loss) on swap transactions	(498,490)
Net Realized Gain (Loss)	3,312,866
Net unrealized appreciation (depreciation) on investments	(2,401,366)
Net unrealized appreciation (depreciation) on financial futures	40,627
Net unrealized appreciation (depreciation) on swap transactions	359,451
Net Unrealized Appreciation (Depreciation)	(2,001,288)
Net Realized and Unrealized Gain (Loss) on Investments	1,311,578
Net Increase in Net Assets Resulting from Operations	4,793,409

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2016 (Unaudited)[a]	Year Ended April 30, 2016[b]
Operations ($):
Investment income—net	3,481,831	7,135,752
Net realized gain (loss) on investments	3,312,866	3,020,906
Net unrealized appreciation (depreciation) on investments	(2,001,288)	(2,971,161)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,793,409	7,185,497
Dividends to Shareholders from ($):
Investment income—net:
Class A	(469,678)	(932,469)
Class C	(26,572)	(57,715)
Class I	(5,328)	-
Class Y	(12)	(14)
Class Z	(4,131,365)	(8,515,131)
Total Dividends	(4,632,955)	(9,505,329)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,093,865	4,820,426
Class C	223,480	1,158,658
Class I	2,819,484	-
Class Y	-	1,000
Class Z	2,780,846	4,258,264
Dividends reinvested:
Class A	398,127	783,041
Class C	20,965	46,350
Class I	5,309	-
Class Z	3,646,514	7,501,196
Cost of shares redeemed:
Class A	(6,091,962)	(8,376,939)
Class C	(833,961)	(1,755,204)
Class I	(82,871)	-
Class Z	(18,427,801)	(43,277,957)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(12,448,005)	(34,841,165)
Total Increase (Decrease) in Net Assets	(12,287,551)	(37,160,997)
Net Assets ($):
Beginning of Period	451,195,061	488,356,058
End of Period	438,907,510	451,195,061
Undistributed (distributions in excess of) investment income—net	(194,813)	956,311

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended October 31, 2016 (Unaudited)[a]	Year Ended April 30, 2016[b]
Capital Share Transactions (Shares):
Class A
Shares sold	201,155	316,157
Shares issued for dividends reinvested	25,918	51,375
Shares redeemed	(396,015)	(550,044)
Net Increase (Decrease) in Shares Outstanding	(168,942)	(182,512)
Class C
Shares sold	14,532	76,153
Shares issued for dividends reinvested	1,364	3,040
Shares redeemed	(54,234)	(115,137)
Net Increase (Decrease) in Shares Outstanding	(38,338)	(35,944)
Class I
Shares sold	182,863	-
Shares issued for dividends reinvested	345	-
Shares redeemed	(5,389)	-
Net Increase (Decrease) in Shares Outstanding	177,819	-
Class Y
Shares sold	-	66
Class Z
Shares sold	180,882	279,260
Shares issued for dividends reinvested	237,367	492,127
Shares redeemed	(1,198,993)	(2,839,487)
Net Increase (Decrease) in Shares Outstanding	(780,744)	(2,068,100)

[a]On August 31, 2016, the fund commenced offering Class I shares.
[b]On September 1, 2015, the fund commenced offering Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended October 31, 2016 (Unaudited)
Class A Shares		Year Ended April 30,
		2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.34	15.40	15.18	15.63	16.09	15.67
Investment Operations:
Investment income—net[a]	.12	.22	.19	.22	.23	.20
Net realized and unrealized gain (loss) on investments	.04	.02	.28	(.35)	.04	.79
Total from Investment Operations	.16	.24	.47	(.13)	.27	.99
Distributions:
Dividends from investment income—net	(.16)	(.30)	(.25)	(.32)	(.30)	(.23)
Dividends from net realized gain on investments	—	—	—	—	(.43)	(.34)
Total Distributions	(.16)	(.30)	(.25)	(.32)	(.73)	(.57)
Net asset value, end of period	15.34	15.34	15.40	15.18	15.63	16.09
Total Return (%)[b]	1.01[c]	1.57	3.11	(.83)	1.73	6.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[d]	1.03	1.03	1.02	1.03	1.04
Ratio of net expenses to average net assets	1.04[d]	1.03	1.03	1.02	1.03	1.04
Ratio of net investment income to average net assets	1.49[d]	1.44	1.24	1.44	1.45	1.25
Portfolio Turnover Rate[e]	97.19[c]	278.91	349.59	344.69	439.48	652.66
Net Assets, end of period ($ x 1,000)	44,777	47,354	50,370	57,498	77,177	75,252

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2016, April 30, 2016, 2015, 2014, 2013 and 2012 were 40.78%, 104.91%, 69.93%, 89.97%, 85.95% and 95.20%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class C Shares	October 31, 2016	Year Ended April 30,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.33	15.40	15.18	15.63	16.08	15.67
Investment Operations:
Investment income—net[a]	.05	.10	.07	.10	.10	.08
Net realized and unrealized gain (loss) on investments	.05	.01	.28	(.36)	.05	.78
Total from Investment Operations	.10	.11	.35	(.26)	.15	.86
Distributions:
Dividends from investment income—net	(.09)	(.18)	(.13)	(.19)	(.17)	(.11)
Dividends from net realized gain on investments	—	—	—	—	(.43)	(.34)
Total Distributions	(.09)	(.18)	(.13)	(.19)	(.60)	(.45)
Net asset value, end of period	15.34	15.33	15.40	15.18	15.63	16.08
Total Return (%)[b]	.65[c]	.72	2.29	(1.64)	.96	5.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87[d]	1.83	1.84	1.83	1.80	1.78
Ratio of net expenses to average net assets	1.87[d]	1.83	1.84	1.83	1.80	1.78
Ratio of net investment income to average net assets	.67[d]	.64	.43	.63	.65	.52
Portfolio Turnover Rate[e]	97.19[c]	278.91	349.59	344.69	439.48	652.66
Net Assets, end of period ($ x 1,000)	4,229	4,815	5,390	6,484	11,230	18,092

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2016, April 30, 2016, 2015, 2014, 2013 and 2012 were 40.78%, 104.91%, 69.93%, 89.97%, 85.95% and 95.20%, respectively.

See notes to financial statements.

Period En1ded October 31, 2016 (Unaudited)[a]

Class I Shares

Per Share Data ($):
Net asset value, beginning of period	15.40
Investment Operations:
Investment income—net[b]	.02
Net realized and unrealized gain (loss) on investments	(.01)
Total from Investment Operations	.01
Distributions:
Dividends from investment income—net	(.06)
Net asset value, end of period	15.35
Total Return (%)[c,e]	.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.71
Ratio of net expenses to average net assets[d]	.71
Ratio of net investment income to average net assets[d]	.83
Portfolio Turnover Rate[c,e]	97.19
Net Assets, end of period ($ x 1,000)	2,730

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2016 was 40.78%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class Y Shares	October 31, 2016	Year Ended
	(Unaudited)	April 30, 2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.34	15.21
Investment Operations:
Investment income—net[b]	.15	.16
Net realized and unrealized gain (loss) on investments	(.02)	.18
Total from Investment Operations	.13	.34
Distributions:
Dividends from investment income—net	(.18)	(.21)
Net asset value, end of period	15.29	15.34
Total Return (%)[c]	1.26	2.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.71	.75
Ratio of net expenses to average net assets[d]	.71	.75
Ratio of net investment income to average net assets[d]	1.96	1.57
Portfolio Turnover Rate[e]	97.19[c]	278.91
Net Assets, end of period ($ x 1,000)	1	1

a From September 1, 2015 (commencement of initial offering) to April 30, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2016 and April 30, 2016 were 40.78% and 104.91%, respectively.

See notes to financial statements.

	Six Months Ended
Class Z Shares	October 31, 2016	Year Ended April 30,
	(Unaudited)	2016		2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.34	15.41		15.19	15.64	16.10	15.68
Investment Operations:
Investment income—net[a]	.12	.24		.21	.24	.25	.22
Net realized and unrealized gain (loss) on investments	.05	.00	[b]	.28	(.35)	.04	.79
Total from Investment Operations	.17	.24		.49	(.11)	.29	1.01
Distributions:
Dividends from investment income—net	(.16)	(.31)		(.27)	(.34)	(.32)	(.25)
Dividends from net realized gain on investments	—	—		—	—	(.43)	(.34)
Total Distributions	(.16)	(.31)		(.27)	(.34)	(.75)	(.59)
Net asset value, end of period	15.35	15.34		15.41	15.19	15.64	16.10
Total Return (%)	1.12[c]	1.62		3.26	(.69)	1.86	6.48
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[d]	.91		.90	.88	.89	.90
Ratio of net expenses to average net assets	.97[d]	.91		.90	.88	.89	.90
Ratio of net investment income to average net assets	1.57[d]	1.56		1.36	1.58	1.59	1.39
Portfolio Turnover Rate[e]	97.19[c]	278.91		349.59	344.69	439.48	652.66
Net Assets, end of period ($ x 1,000)	387,171	399,025		432,595	466,370	541,867	593,198

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2016, April 30, 2016, 2015, 2014, 2013 and 2012 were 40.78%, 104.91%, 69.93%, 89.97%, 85.95% and 95.20%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund (the “fund”) is the sole series of Dreyfus Premier GNMA Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On August 31, 2016, the fund commenced offering Class I shares. The fund's authorized shares increased from 1.4 billion to 1.5 billion and 100 million Class I shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.5 billion shares of $.001 par value Common Stock. The fund currently offers five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (1.1 billion shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and financial futures are valued each business day by an independent pricing service (the “Service”) approved by the Company's Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	20,519,392	-	20,519,392
Mutual Funds	31,184,966	-	-	31,184,966
U.S. Government Agencies/Mortgage-Backed	-	416,269,122	-	416,269,122
U.S. Treasury	-	21,052,542	-	21,052,542
Liabilities ($)
Other Financial Instruments
Swaps†	-	(634,625)	-	(634,625)

† Amount shown represents unrealized (depreciation) at period end.

At October 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2016, The Bank of New York Mellon earned $522 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2016 were as follows:

Affiliated Investment Company	Value 4/30/2016 ($)	Purchases ($)	Sales ($)	Value 10/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund†	13,365,668	87,224,745	69,405,447	31,184,966	7.1

† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2016, the Board declared a cash dividend of $.023, $.012, $.027, $.027 and $.024 per share from undistributed investment income-net for Class A, Class C, Class I, Class Y and Class Z shares, respectively, payable on November 1, 2016 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2016.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended April 30, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $6,066,995 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2016. The fund has $3,141,180 of short-term capital losses and $2,925,815 of long-term capital losses which can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2016 was as follows: ordinary income $9,505,329. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2016, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear, such excess expense with respect to Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended October 31, 2016.

During the period ended October 31, 2016, the Distributor retained $12 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2016, Class C shares were charged $16,968 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for servicing shareholder accounts and for advertising and marketing relating to Class Z shares. The Service Plan provides for a reimbursement to be made at an aggregate annual rate not to exceed .20% of the value of its average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended October 31, 2016, Class Z shares were charged $401,151 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2016, Class A and Class C shares were charged $58,560 and $5,656, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2016, the fund was charged $108,152 for transfer agency services and $8,663 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3,738.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2016, the fund was charged $44,446 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended October 31, 2016, the fund was charged $5,692 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $5.

During the period ended October 31, 2016, the fund was charged $4,876 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $224,509, Distribution Plan fees $52,245, Shareholder Services Plan fees $10,472, custodian fees $62,400, Chief Compliance Officer fees $5,688 and transfer agency fees $42,390.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and swap transactions, during the period ended October 31, 2016, amounted to $452,241,866 and $474,295,361, respectively, of which $262,510,985 in purchases and $262,783,884 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At October 31, 2016 there were no outstanding Financial Futures.

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap transactions in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. The following summarizes open interest rate swaps entered into by the fund at October 31, 2016:

Centrally Cleared Interest Rate Swaps

Notional ($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized (Depreciation) ($)
13,550,000	USD - 6 MONTH LIBOR	Goldman Sachs International	2.11	1/7/2025	(634,625)
Gross Unrealized Depreciation					(634,625)

† Clearing House-Chicago Mercantile Exchange

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2016:

Average Market Value ($)
Interest rate financial futures	2,283,022

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2016:

Average Notional Value ($)
Interest rate swap agreements	14,578,571

At October 31, 2016, accumulated net unrealized appreciation on investments was $9,792,889, consisting of $10,213,316 gross unrealized appreciation and $420,427 gross unrealized depreciation.

At October 31, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

Dreyfus GNMA Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: GPGAX Class C: GPNCX Class I: GPNIX Class Y: GPNYX Class Z: DRGMX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 6100SA1016

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date: December 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date: December 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date: December 21, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)